MUNIYIELD
FLORIDA FUND








FUND LOGO








Semi-Annual Report

April 30, 1997




Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYF



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Shares of MuniYield Florida Fund earned $0.447 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 6.04%, based on a month-end per share net asset value of $14.93. Over the same period, the total investment return on the Fund's Common Shares was +1.34%, based on a change in per share net asset value from $15.23 to $14.93, and assuming reinvestment of $0.451 per share income dividends and $0.043 per share capital gains distributions.

The average yield of the Fund's Auction Market Preferred Shares for the six-month period ended April 30, 1997 was 3.36%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three-month period ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we maintained a neutral-to-slightly constructive investment strategy that concentrated on providing an attractive level of tax-exempt income while seeking to preserve the Fund's net asset value. The everchanging perception of the state of the economy, and the need for possible further monetary policy tightening by the FRB, caused large swings in interest rates over this time period.

We have strived to take advantage of market fluctuations to seek to enhance the Fund's total return. We purchased interest rate-sensitive bonds in the middle of January when tax-exempt interest rates increased to attractive levels. However, we subsequently sold these issues after the bond market rally in early February. Looking forward, we expect the FRB to continue raising short-term interest rates, which is expected to place negative pressure on long-term tax-exempt interest rates. We anticipate maintaining a neutral portfolio strategy until there are signs that the economy is slowing to below trend growth, thereby reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Shares has been trading within a narrow range between 3.25%--3.65%. Over the past few weeks, the interest rate on the Preferred Shares has been greater than 4% in response to pressures from seasonal corporate and individual tax payments. This interest rate has started to decline, but is expected to return to normal levels shortly. Leverage contin-ues to benefit the Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Shares will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager

May 30, 1997



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida--95.1%
AAA      Aaa    $ 2,000   Alachua County, Florida, Public Improvement Revenue Refunding Bonds,
                          5.125% due 8/01/2021 (g)                                                              $  1,842

AAA      Aaa      2,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (b)                                                                           2,756

A+       A1      13,700   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                          River), Series A, 6.625% due 1/01/2027                                                  14,648

AAA      Aaa      3,575   Collier County, Florida, School Board, COP, 5% due 2/15/2016 (g)                         3,296

                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
AAA      Aaa      1,000     6.55% due 10/01/2013                                                                   1,066
AAA      Aaa      5,000     6.60% due 10/01/2022                                                                   5,306

                          Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (f):
NR*      Aaa      2,020     (Multi-County Program), Series A, 6.90% due 4/01/2020                                  2,098
AAA      Aaa      2,805     Refunding (Multi-County Program), 7% due 4/01/2028 (e)                                 2,957
NR*      Aaa      2,000     Series A, 7.40% due 10/01/2023                                                         2,097

NR*      Aaa      1,815   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G1, 7.90% due
                          3/01/2022 (f)                                                                            1,906

AAA      Aaa      3,500   Florida Ports Financing Commission Revenue Bonds (State Transportation Trust
                          Fund), AMT, 5.375% due 6/01/2027 (c)                                                     3,261

                          Florida State Board of Education, Public Education Revenue Bonds (Capital
                          Outlay) (h):
AAA      Aaa     11,800     Series A, 6.75% due 6/01/2001                                                         12,773
AAA      Aaa      4,500     Series B, 6.70% due 6/01/2001                                                          4,863

AAA      Aaa      7,165   Florida State Board of Regents, University Systems Improvement Revenue Bonds,
                          5.25% due 7/01/2022 (c)                                                                  6,718

AAA      Aaa      1,500   Florida State Correctional Privatization Commission, COP (Youthful--Polk
                          County), Series B, 5% due 8/01/2017 (b)                                                  1,373


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida (continued)
                          Florida State Division, Board of Finance, Department of General Services
                          Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A
                          (b):
AAA      Aaa    $ 2,000     6.75% due 7/01/2007                                                                 $  2,171
AAA      Aaa      4,500     6.75% due 7/01/2013                                                                    4,848

NR*      NR*      5,495   Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A, 7.50% due
                          10/01/2017                                                                               5,860

AAA      Aaa     14,750   Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
                          5% due 7/01/2019 (d)                                                                    13,355

AA       Aa       5,000   Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50% due
                          10/01/2002 (h)                                                                           5,463

AAA      Aaa      4,000   Greater Orlando Aviation Authority Revenue Bonds (Orlando Airport Facilities),
                          AMT, Series A, 6.50% due 10/01/2012 (d)                                                  4,231

A        A        6,000   Hillsborough County, Florida, Capital Improvement Revenue Bonds (County Center
                          Project), Second Series, 6.75% due 7/01/2002 (h)                                         6,594

AAA      Aaa      1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                          Knox Village), 6.375% due 12/01/2012 (c)                                                 1,051

AAA      Aaa      5,000   Hillsborough County, Florida, School Board, COP (Master Lease Program), 5.25%
                          due 7/01/2017 (c)                                                                        4,732

                          Hillsborough County, Florida, Utility Revenue Refunding Bonds:
BBB+     Baa1     1,245     Series A, 7% due 8/01/2014                                                             1,338
AAA      Aaa      2,000     Series B, 6.50% due 8/01/2016 (g)                                                      2,144

AAA      Aaa      2,000   Jacksonville, Florida, District Water and Sewer Revenue Bonds, 5% due
                          10/01/2020 (c)                                                                           1,815

NR*      VMIG1++  2,400   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding
                          Bonds (Genesis Rehabilitation Hospital), VRDN, 4.40% due 5/01/2021 (a)                   2,400

AAA      Aaa      4,000   Lee County, Florida, Solid Waste System Revenue Bonds, AMT, Series A, 6.50%
                          due 10/01/2013 (c)                                                                       4,216

AAA      NR*      2,480   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          AMT, Series B, 7.30% due 1/01/2028 (f)                                                   2,709

AAA      Aaa      2,000   Orange County, Florida, Health Facilities Authority Revenue Bonds (Hospital--
                          Orlando Regional Healthcare), Series A, 6.25% due 10/01/2013 (c)                         2,154

AAA      Aaa      5,000   Orange County, Florida, Tourist Development and Tax Revenue Bonds, Series B,
                          6.50% due 10/01/2019 (b)                                                                 5,369

AAA      Aaa      1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                          due 6/01/2015 (d)                                                                        1,773

NR*      Aaa      3,000   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
                          6.80% due 10/01/2027 (e)(f)                                                              3,105

NR*      VMIG1++    600   Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN, 4.60%
                          due 10/01/2011 (a)                                                                         600

A1       VMIG1++  2,200   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                          (Pooled Hospital Loan Program), DATES, 4.60% due 12/01/2015 (a)                          2,200

A1+      VMIG1++    700   Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light Company
                          Project), VRDN, 4.45% due 1/01/2026 (a)                                                    700


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida (concluded)
                          Saint Petersburg, Florida, Health Facilities Authority, Hospital Revenue
                          Bonds (Allegheny Health System) (c):
AAA      Aaa    $ 1,550     (Saint Anthony's), 6.75% due 12/01/2021                                             $  1,669
AAA      Aaa      2,000     Series A, 7% due 12/01/2015                                                            2,173

AAA      Aaa      5,000   Sarasota County, Florida, Solid Waste System Revenue Bonds, 5.50% due
                          10/01/2021 (b)                                                                           4,831

AAA      Aaa      5,050   South Broward Hospital District, Florida, Revenue Refunding Bonds, 5.25%
                          due 5/01/2021 (c)                                                                        4,711

AAA      Aaa      3,000   Tampa, Florida, Revenue Bonds (Allegheny Health System--Saint Joseph),
                          6.75% due 12/01/2017 (c)                                                                 3,230

                          Tampa, Florida, Utility Tax Revenue Bonds (b)(i):
AAA      Aaa      4,500     6.16% due 4/01/2022                                                                    1,040
AAA      Aaa      2,540     5.75% due 10/01/2022                                                                     569

Total Investments (Cost--$157,295)--95.1%                                                                        164,011

Other Assets Less Liabilities--4.9%                                                                                8,382
                                                                                                                --------
Net Assets--100.0%                                                                                              $172,393
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA Collateralized.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)Prerefunded.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.

FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$157,295,232) (Note 1a)                         $164,011,101
                    Cash                                                                                          69,622
                    Receivables:
                      Securities sold                                                      $ 12,759,689
                      Interest                                                                2,457,232       15,216,921
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       2,566
                    Prepaid expenses and other assets                                                             34,908
                                                                                                            ------------
                    Total assets                                                                             179,335,118
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,658,566
                      Dividends to shareholders (Note 1f)                                       142,832
                      Investment adviser (Note 2)                                                70,343        6,871,741
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        69,946
                                                                                                            ------------
                    Total liabilities                                                                          6,941,687
                                                                                                            ------------

Net Assets:         Net assets                                                                              $172,393,431
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 55,000,000
                      Common Shares, par value $.10 per share (7,865,388 shares
                      issued and outstanding)                                              $    786,539
                    Paid-in capital in excess of par                                        109,691,884
                    Undistributed investment income--net                                      1,047,703
                    Accumulated realized capital losses on investments--net                    (848,564)
                    Unrealized appreciation on investments--net                               6,715,869
                                                                                           ------------
                    Total--Equivalent to $14.93 net asset value per Common Share
                    (market price--$14.625)                                                                  117,393,431
                                                                                                            ------------
                    Total capital                                                                           $172,393,431
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                 For the Six Months Ended April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  5,052,114
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    431,417
                    Commission fees (Note 4)                                                     68,778
                    Professional fees                                                            37,907
                    Accounting services (Note 2)                                                 33,566
                    Printing and shareholder reports                                             20,459
                    Transfer agent fees                                                          18,811
                    Trustees' fees and expenses                                                  11,265
                    Listing fees                                                                  7,970
                    Custodian fees                                                                7,392
                    Pricing fees                                                                  2,730
                    Amortization of organization expenses (Note 1e)                               1,264
                    Other                                                                         7,874
                                                                                           ------------
                    Total expenses                                                                               649,433
                                                                                                            ------------
                    Investment income--net                                                                     4,402,681
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                            724,054
ized Gain (Loss)    Change in unrealized appreciation on investments--net                                     (2,735,810)
on Investments--Net                                                                                         ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  2,390,925
                                                                                                            ============


Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                              April 30,        October 31,
Increase (Decrease) in Net Assets:                                                              1997              1996
Operations:         Investment income--net                                                 $  4,402,681     $  8,878,718
                    Realized gain on investments--net                                           724,054        2,221,773
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                    (2,735,810)        (846,661)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,390,925       10,253,830
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,539,106)      (7,040,873)
Shareholders          Preferred Shares                                                         (819,918)      (1,911,250)
(Note 1f):          Realized gain on investments--net:
                      Common Shares                                                            (347,814)              --
                      Preferred Shares                                                          (95,370)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,802,208)      (8,952,123)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends and distributions                                              100,582               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                100,582               --
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,310,701)       1,301,707
                    Beginning of period                                                     174,704,132      173,402,425
                                                                                           ------------     ------------
                    End of period*                                                         $172,393,431     $174,704,132
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $  1,047,703     $  1,004,046
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)
Financial Highlights
                                                                      For the
                                                                        Six
The following per share data and ratios have been derived              Months
from information provided in the financial statements.                 Ended               For the Year Ended
                                                                      April 30,                October 31,
Increase (Decrease) in Net Asset Value:                                 1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.23   $  15.07  $  13.82  $  16.74   $  14.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.13      1.14      1.15       1.17
                    Realized and unrealized gain (loss)
                    on investments--net                                   (.25)       .17      1.25     (2.46)      2.66
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .31       1.30      2.39     (1.31)      3.83
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.45)      (.90)     (.88)     (.95)      (.97)
                      Realized gain on investments--net                   (.04)        --        --      (.43)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.49)      (.90)     (.88)    (1.38)     (1.01)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.11)      (.24)     (.26)     (.15)      (.20)
                        Realized gain on investments--net                 (.01)        --        --      (.08)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.12)      (.24)     (.26)     (.23)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.93   $  15.23  $  15.07  $  13.82   $  16.74
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.625   $  14.50  $ 13.375  $ 11.375   $ 16.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.27%+++  15.29%    25.63%   (24.94%)    20.13%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.34%+++   7.47%    16.50%    (9.43%)    26.27%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .75%*      .74%      .77%      .76%       .78%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.10%*     5.11%     5.32%     5.15%      5.16%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end of
Data:               period (in thousands)                             $117,393   $119,704  $118,402  $108,591   $130,275
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  50.85%    119.29%    97.93%    18.31%     32.84%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,134   $  3,176  $  3,153  $  2,974   $  3,369
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    373   $    869  $    927  $    549   $    719
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $84,447,346 and $93,030,068, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  724,054    $ 6,715,869
                                   ----------    -----------
Total                              $  724,054    $ 6,715,869
                                   ==========    ===========

As of April 30, 1997, unrealized appreciation for Federal income tax purposes aggregated $6,715,869, of which $7,102,997 related to appreciated securities and $387,128 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $157,295,232.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
For the six months ended April 30, 1997, shares issued and outstanding increased by 6,212 to 7,865,388 as a result of dividend reinvestments. At April 30, 1997, total paid-in capital amounted to $110,478,423.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.00%.

As of April 30, 1997, there were 2,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $36,650 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.071885 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.